Exhibit 10 (g)



                             TERMINATION AGREEMENT
                             ---------------------



Mr. Mitch Paull                                         December 26, 1996
Treasurer
Aaron Rents, Inc.
309 East Paces Ferry Road, N.E.
Atlanta, GA 30305

Ph#:  404-231-0011
Fax#: 404-240-6584

Dear Mr. Paull:

The purpose of this communication is to set forth the terms and conditions pursuant to which we have agreed to cancel the Interest Rate Swap Transaction, the terms of which are briefly summarized below.


Fixed Rate Payer:               Aaron Rents, Inc.
Fixed Rate:                     7.530% per annum
Floating Rate Payer:            SunTrust Bank, Atlanta
Beginning Notional Amount:      USD $10,000,000.00
Trade Date:                     11-14-1994
Effective Date:                 11-16-1994
Termination Date:               11-16-1997

It is hereby agreed that the rights and obligations of the parties arising out of this Interest Rate Swap Transaction are terminated and waived effective from 12-26-96 and the parties agree that they shall be under no further liability to each other with respect to the Interest Rate Swap Transaction. This agreement shall be part of and an agreement to the Confirmation in respect of the Interest Rate Swap Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this copy and facing it back to us at the following fax number: 404-658-4835, Attn: Andrean Stone. An original execution copy will be forwarded to you upon us receiving your faxed copy.

                                     Best Regards,

                                     SunTrust Bank, Atlanta

                                     By: ___________________
                                     Name:
                                     Title:

                                     By: ____________________
                                     Name:
                                     Title:


Accepted and Confirmed as
of the date first written above:

Aaron Rents, Inc.

By: /s/ Gilbert L. Danielson
   ------------------------------
Name:  Gilbert L. Danielson
Title: Vice President, Finance

                                                           December 26, 1996


                 CONFIRMATION OF INTEREST RATE SWAP TRANSACTION


Mr. Mitch Paull
Treasurer
Aaron Rents, Inc.
309 East Paces Ferry Road, N.E.
Atlanta, GA 30305

Ph#:   404-231-0011
Fax#:  404-240-6584

Dear Mr. Paull:

     The purpose of this letter agreement is to set forth the terms and conditions of the Rate Swap Transaction entered into between you and SunTrust Bank, Atlanta on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement to be entered into by the parties hereto.

     The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") published by the International Swap Dealers Association, Inc. ("ISDA") are incorporated by reference into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms a part of, and is subject to the ISDA Master Agreement (a "Swap Agreement"), as amended and supplemented from time to time, between you and SunTrust Bank, Atlanta. All provisions contained or incorporated by reference in the Swap Agreement shall govern this Confirmation except as expressly modified below. Prior to the execution and delivery of such Swap Agreement, this Confirmation alone shall constitute a complete and binding agreement with respect to the Transaction.

     Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry in the Transaction to which this Confirmation relates on the terms and conditions set forth below.

     This Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction                Rate Swap

Notional Amount:                   US $10,000,000.00

Trade Date:                        December 26, 1996

Effective Date:                    December 30, 1996

Termination Date:                  November 16, 2000, with adjustment
                                   in accordance with the Modified
                                   Following Business Day Convention

FIXED AMOUNTS:
--------------

Fixed Rate Payer:                  Aaron Rents, Inc.

Fixed Rate Payer Payment Dates:    The 16th day of each February, May,
                                   August, and November, beginning
                                   February 16, 1997 and terminating
                                   on the Termination Date, subject to
                                   adjustment in accordance with the
                                   Modified Following Business Day
                                   Convention

Fixed Rate:                        6.7100% per annum

Fixed Rate Day Count Fraction:     Actual/360


FLOATING AMOUNTS:
-----------------

Floating Rate Payer:               SunTrust Bank, Atlanta

Floating Rate Payer Payment Dates: The 16th day of each February,
                                   May, August, and November,
                                   beginning February 16, 1997 and
                                   terminating on the Termination Date,
                                   subject to adjustment in accordance
                                   with the Modified Following
                                   Business Day Convention.

Floating Rate for initial
Calculation Period:                5.50% per annum.

Designated Maturity for all
subsequent Calculation Periods:    Three month

Floating Rate Option:              USD-LIBOR-BBA

Spread:                            Inapplicable

Floating Rate Day Count Fraction:  Actual/360

Reset Dates:                       The Effective Date and each Floating
                                   Rate Payer Payment Date except the
                                   Termination Date.

Calculation Agent:                 SunTrust Bank, Atlanta

Business Days:                     New York

3.  Other Provisions

     a) Aaron Rents, Inc. agrees to provide a certificate of signing authority and incumbency with respect to the individual executing this Confirmation as well as a Corporate Resolution authorizing Aaron Rents, Inc. to enter into this Transaction. This provision will constitute an additional Agreement for the purpose of Section 3 of the Interest Rate Swap Agreement.

     b) By signing this confirmation, Counterparty acknowledges they have received and understand the SunTrust Bank, Atlanta "Terms of Dealing for OTC Risk Management Transactions" and the "Risk Disclosure Statement for OTC Risk Management Transactions".

4.  Account Details:

    Payment to Fixed Rate Payer:

         SunTrust Bank, Atlanta
         ABA# 061000104
         FBO:  Aaron Rents, Inc.
         A/C#:  8800-527-494

    Payment to Floating Rate Payer:

         SunTrust Bank, Atlanta
         ABA# 061000104
         Bond Wire Clearing, Center 095
         Attn:  Financial Risk Management, Operations

5.  Offices
     (a) The Office of Fixed Rate Payer for the Transaction is its Atlanta office; and

     (b) The Office of Floating Rate Payer for the Transaction is its Atlanta office.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this copy of this Confirmation and faxing it back to us at the following fax number: 404-658-4835, Attn: Andrean Stone. An original execution copy will be forwarded to you upon receiving your faxed copy.

By signing below, you also acknowledge and agree that we have explained to you the risks involved in this Transaction, which risks include but are not limited to the following:

     o Market Risk: the risk that the Transaction may increase or decrease in value with a change in, among other things, interest rates or the yield curve; and
     o Liquidity Risk: the risk that the Transaction cannot be closed out or disposed of quickly at or near its value.

You further acknowledge and agree that you understand these risks and the Transaction as a whole, that you are capable of managing the risks associated with this Transaction, that the risks involved in this Transaction are consistent with your financial goals, policies and procedures, and risk tolerance, and that you have determined that this Transaction is appropriate for you.

                                     Very truly yours,

                                     SunTrust Bank, Atlanta

                                     By: ____________________
                                     Name:
                                     Title:

                                     By: _____________________
                                     Name:
                                     Title:
Accepted and Confirmed as
of the Date First Written

Aaron Rents, Inc.

By: _________________
Name:
Title:

By: _________________
Name:
Title:

FIRST CHICAGO
The First National Bank of Chicago

                               NOVATION AGREEMENT
                      dated as of December 27, 1996 among
                       Aaron Rents, Inc. ("Transferor"),
             The First National Bank of Chicago ("Transferee") and
                  Bank of America NT & SA ("Continuing Party")

     The parties agree that the rights and obligations ("Rights" and "Obligations") of Transferor in respect of that certain interest Rate Swap Transaction evidenced by a Confirmation between Transferor and Continuing Party are hereby assigned and transferred to Transferee as follows:

     1. Transferee assumes the Rights and Obligations but only to the extent that such Rights and Obligations are set forth in the Interest Rate and Currency Exchange Agreement dated as of August 22, 1990 between Transferee and Continuing Party as supplemented by a certain Confirmation dated as of December 27, 1996.

     2.  Transferor is hereby released and discharged from the Obligations.

     This agreement shall be construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly in such jurisdiction. This agreement may be executed in one or more counterparts, which shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this agreement by their duly authorized officers, effective as of the date hereof.

                                     AARON RENTS, INC.

                                     By:  _______________________
                                     Name:
                                     Title:

                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By: _________________________
                                     Name:
                                     Title:

                                     BANK OF AMERICA NT & SA
                                     By:  ________________________
                                     Name:
                                     Title:

TO:       AARON RENTS, INC.

ATTN:     MR. MITCH PAULL

PHONE:    (404) 231-0011 EXT. 309
FAX NO:   (404) 240-6584

FROM:     NBD BANK

DATE:     27DEC96

RE:       OUR REF: 8544.AB         TRN ID: 1046030

We are pleased to confirm the terms of the transaction described below between NBD Bank ("NBD") (The Floating Rate Payer), and Aaron Rents, Inc. ("AARON") (The Fixed Rate Payer).

     Type of Transaction:    Interest Rate Swap

     Notional Amount:        USD 10,000,000.00

     Term:
     ----------
     Trade Date:             26Dec96
     Effective Date:         30Dec96
     Termination Date:       16Nov00, Subject to adjustment in accordance
                             with the modified following business day convention

     Fixed Amounts:
     ----------
     Fixed Rate Payer:       Aaron

     Payment Dates:          Each February 16, May 16, August 16, and
                             November 16, commencing February 16, 1997
                             and ending November 16, 2000.
     Business Day
     Convention              Modified Following
     Fixed Rate:             6.7125 PCT
     Fixed Rate Day Count
     Fraction:               Actual/360

     Floating Amounts:
     ----------
     Floating Rate Payer:    NBD

     Payment Dates:          Each February 16, May 16, August 16, and
                             November 16, commencing February 16, 1997 and ending November 16, 2000.

     Business Day
     Convention:             Modified Following
     Floating Rate Option:   USD-LIBOR-BBA
     Designated Maturity:    3 Months
     Floating Rate Day
     Count Fraction:         Actual/360
     Reset Dates:            The first day of each calculation period
     Spread PCT:             None
     Initial Floating Rate:
      (Including Spread)     5.62153 PCT

     Compounding:            Inapplicable
     Averaging:              Inapplicable
     Method of Averaging:
     Rounding Convention:    5 decimal places as per ISDA
     Business Days:          New York and London

Documentation:

International Swaps and Derivatives Association, Inc. ("ISDA") master agreement ("Master Agreement") with a first draft of a schedule thereto to be provided by NBD. This letter shall evidence a binding agreement between the parties until such time as the master agreement is executed, and upon its execution shall become a "confirmation" thereunder. Terms used and not otherwise defined herein shall have their meanings as defined in the 1991 ISDA definitions.

Dealing with confirmations on our behalf:

     Dianne Schuyler                         312-732-2148

Dealing with settlements on our behalf:

     Edward Lazowski                         312-732-2623

NBD Bank Payment Instructions:

NBD BANK, N.A.
ABA Number:      072000326
Account Name:    NBD Bank, N.A.
Account Number:  132664

Aaron Rents, Inc. Payment Instructions:

Please advise

Please confirm the foregoing correctly sets forth the terms of our agreement by executing this letter and returning it via facsimile to:

     Derivatives Product Support - Confirmations
     NBD Bank
     (312) 336-4403 (Fax)

It has been a pleasure working with you on this interest rate swap transaction and we look forward to completing similar transactions with you in the near future.

                                     Regards,
                                     NBD Bank

                                     By:  ___________________
                                     Name:
                                     Title:


Accepted and confirmed as of the date hereto:
Aaron Rents, Inc.

By: ______________________
Name:
Title: